EXHIBIT 10

IMMUCELL CORPORATION

EXHIBIT 10 (REDACTED)

SECOND AMENDMENT

TO

LICENSE AGREEMENT

This Second Amendment (“Amendment”) is dated as of September 25, 2006, by and between IMMUCELL CORPORATION, a corporation organized under the laws of the State of Delaware and having its principal place of business at 56 Evergreen Drive, Portland, Maine 04103 (“IMMUCELL”), and PFIZER INC., a corporation organized under the laws of the State of Delaware and having its principal place of business at 235 East 42nd Street, New York, New York, 10017 (“PFIZER”), with regard to that certain License Agreement dated as of December 21, 2004, supplemented thereafter on May 20, 2005 and with the First Amendment dated May 10th 2006 (as amended, the “License Agreement”). Capitalized terms not otherwise defined herein shall have the meanings set forth in the License Agreement.

WHEREAS, the parties wish to amend the License Agreement in order to modify the dates of payment of certain milestones to reflect changes in the Patent status, all on the terms and conditions stated herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual covenants and agreements provided herein, and intending to become legally bound, IMMUCELL and PFIZER hereby agree as follows:

1.	Section 4.1(f) is amended and restated in its entirety as follows:

“One Hundred and Fifty Thousand Dollars (US$150,000) payable within forty-two (42) days of IMMUCELL’s invoice issuable to PFIZER after the filing of a European National Phase Application of International Patent Application No. PCT/US03/31986 (entitled “Method of Purifying Lantibiotics”) in one of the European Patent Convention Countries.”

2.	Section 4.1(g) is amended and restated in its entirety as follows:

[***] payable within forty-two (42) days of IMMUCELL’s invoice issuable to PFIZER following issuance of a patent maturing from the European National Application referenced in 4.1 (f), with claims directed toward a method for purifying nisin.”

3.	This Amendment shall be effective on the date first set forth above.

4.	Except for the changes expressly made in this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers.

IMMUCELL CORPORATION		PFIZER INC.

By:	/s/ Michael F. Brigham	By:	/s/ Juan Ramon Alaix
Name:	Michael F. Brigham	Name:	Juan Ramon Alaix
Title:	President and CEO	Title:	Vice President

[***]	Confidential Treatment Requested. The confidential portions have been filed separately with the Securities and Exchange Commission.